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                                  Exhibit P(2)

 Policy 4.05 Personal Trading As Revised Januay 1, 2003 From Banc One Investment
                    Advisors Corporation's Compliance Manual

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Policies and Procedures
4.05 Personal Trading
Revised 01/01/03

I. General Principles

It is the policy of Banc One Investment Advisors Corporation ("Investment Advisors") that all employees must (1) at all times place the interest of the accounts which are managed by Investment Advisors first; (2) conduct all personal securities transactions in a manner that is consistent with the Personal Trading Policy of Investment Advisors and the individual employee's position of trust and responsibility; and (3) adhere to the fundamental standard that Investment Advisors employees must not take inappropriate advantage of their position.

Trading while in possession of material, non-public information, which may or may not be obtained through Investment Advisors analyst's research function is prohibited. The disclosure of any such material, non-public information to any person is also prohibited.

This Personal Trading Policy does not attempt to identify all possible conflicts of interest, and literal compliance with each of its specific provisions will not shield Investment Advisor personnel from liability for personal trading or other conduct that violates the employee's fiduciary duty to clients and/or Fund shareholders.

II. Governing Standards

This Personal Trading Policy is designed to comply with Rule 17j-1 of the Investment Company Act of 1940, Rule 204-2(a)(12) of the Investment Advisers Act of 1940 and the Investment Company Institute's ("ICI") Guidelines on Personal Investing issued in 1994.

This Personal Trading Policy, unless otherwise specifically stated, shall apply to all employees of Investment Advisors. This policy will also apply to members of the Board of Directors of Investment Advisors. This Personal Trading Policy will apply to an employee of Investment Advisors who is also an Executive Officer of Bank One Corporation and who is deemed to be a Sensitive Employee under Bank One Corporation's Corporate Insider Trading Policy. However, compliance with Bank One

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Corporation's Corporate Insider Trading Policy shall be deemed to constitute compliance with this Personal Trading Policy to the extent that compliance with, and reporting under, the Corporate Insider Trading Policy satisfies the compliance and reporting requirements of this Personal Trading Policy. In addition, this policy will apply to any other employee of Banc One Corporation and its affiliates who is deemed to be under Rule 204-2(a)(12)(iii)(A) of the Investment Advisers Act an "investment adviser representative" of Banc One Investment Advisors Corporation.

III. Definitions

A. Beneficial ownership of a security is determined in the following manner: an employee should consider themselves the beneficial owner of securities held by their spouse, their minor children, another person who is a member of their immediate family who shares their home or other persons if by reason of any contact, understanding, relationship agreement or other arrangement they obtain such ownership. The employee should also consider themselves the beneficial owner of securities if they can invest or revest title in themselves now or in the future.

B. Both the Investment Company Act of 1940 and the Investment Advisers Act of 1940 define a security as: any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security, (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.

C. Covered Security means a security (as defined above) except that it does not include exempted securities. (as defined below).

D. Exempted Securities include:

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i. direct obligations of the Government of the United States
ii. banker's acceptance, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements
iii. shares issued by open-end registered investment companies
iv. municipal fund securities issued pursuant to a state sponsored qualified tuition plan.

E. Registered Investment Companies that are not open-end are covered securities. Registered Investment Companies that are not open-end include: closed-end mutual funds, Unit Investment Trusts (UITs), HLDRS, and Exchange Traded Funds such as QQQ, Diamonds, Spiders, etc.

F. Any questions regarding these definitions should be directed to the Compliance Department.

IV. Restrictions on Personal Trading Activities

A. Initial Public Offerings

All employees of Investment Advisors are prohibited from acquiring any security in an initial public offering. There are three (3) exceptions. They are: 1) mutual savings bank conversions where an employee maintains an account with the converting savings bank; 2) insurance company offering where an employee is a policy holder of the insurance company; and, 3) an offering that is made to an employee's spouse by the spouse's employer. In all cases, the employee must provide documentation of the offering.

B. Private Placements

All employees must, when purchasing securities in a private placement:

a. obtain the prior written approval of Investment Advisors Corporate Legal Counsel prior to obtaining pre-clearance, and

b. disclose the investment, in writing, when they are involved in any subsequent decision to invest in the issuer on behalf of an account (i.e., mutual fund, clones, common/collective funds, personal trust and institutional accounts) which they manage and refer the decision to purchase securities of the issuer for the account

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to the Chief Investment Officer of Equity Securities or of Fixed Income
Securities. A copy of the written disclosure must be provided to the appropriate Chief Investment Officer listed above in order for the appropriate Chief Investment Officer to make a decision on the purchase of the securities.

C. Blackout Periods

1. Same Day

All employees are prohibited from executing a securities transaction (buy or sell) on a day when a mutual fund, investment trust portfolio or composite account of the mutual fund (i.e., separately managed institutional accounts in the same style composite as the mutual fund or common/collective trust funds) has a pending "buy" or "sell" order in the same or equivalent security until that mutual fund, investment trust portfolio or composite account order is executed or withdrawn. An exception will be granted for trades pending ONLY in one of the following funds: Equity Index, Market Expansion Index, International Equity Index or the Investment Trust Equity Index. For purposes of this policy, "equivalent security" means any option to purchase or sell and any security convertible into or exchangeable for that security.

In addition to the foregoing, the following employees are subject to further restrictions for purposes of applying the same day blackout period:

(a.) all Portfolio Management Group (PMG) portfolio managers and portfolio specialists are prohibited from executing a securities transaction (buy or sell) on a day when any PMG managed account has a pending "buy" or "sell" order in the same or equivalent security until that PMG managed account order is executed or withdrawn;

(b.) all Fixed Income Portfolio Management Group (FIPMG) portfolio managers, traders, and trading assistants are prohibited from executing a fixed income securities transaction (buy or sell) on a day when any FIPMG managed account has a pending "buy" or "sell" order in the same or equivalent security until that FIPMG managed account order is executed or withdrawn;

(c.) all Managed Equity Portfolio (MEP) portfolio managers, strategic portfolio associates and implementation specialists are prohibited from executing a securities transaction (buy or sell) on a day when any MEP has a pending "buy" or "sell" order in the same or equivalent security until that MEP order is executed or withdrawn;

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Any personal trades executed within the proscribed blackout periods will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section of the Policy.

2. Seven Day

All fixed income mutual fund team members including portfolio managers, research analysts and traders, are prohibited from buying or selling a security within at least seven (7) calendar days before and after the mutual fund, investment trust portfolio or composite account (i.e., separately managed institutional accounts in the same style composite as the mutual fund or common/collective trust funds) that their team manages trades in the same or equivalent security. For purposes of this policy, "equivalent security" means any option to purchase or sell and any security convertible into or exchangeable for that security.

All equity mutual fund team members, including portfolio managers, research analysts, traders and the Portfolio Management Systems Group are prohibited from buying or selling a security within at least seven (7) calendar days before and after the mutual fund, investment trust portfolio or composite account (i.e., separately managed institutional account in the same style composite as the mutual fund or common/collective trust funds) that any equity mutual fund team manages trades in the same or equivalent security.

Any personal trades executed by any fixed income or equity employee listed above in the preceding 2 paragraphs above, within the proscribed blackout period, will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section (Section VIII) of the Policy unless the trade by the mutual fund, investment trust portfolio or composite account is a program trade or unless the trade is pending ONLY in one of the following equity funds:
Equity Index, Market Expansion Index, International Equity Index or the Investment Trust Equity Index. Please see the Personal Securities Transactions section (Section V) of this Policy for important definitions and information regarding pre-clearance and post-clearance of personal securities transactions.

All PMG portfolio managers and portfolio specialists are prohibited from buying or selling a security within at least seven (7) calendar days before and after that same

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or equivalent security is traded by any other portfolio manager or portfolio specialist in PMG in a PMG managed account.

All FIPMG portfolio managers, traders and trading assistants are prohibited from buying or selling a fixed income security within at least seven (7) calendar days before and after that same or equivalent security is traded in an FIPMG managed account.

All MEP portfolio managers, strategic portfolio associates and implementation specialists are prohibited from buying or selling a security within at least seven (7) calendar days before and after that same or equivalent security is traded by any MEP.

Any personal trades executed by the PMG, FIPMG or MEP employees identified in the 3 preceding paragraphs, within the proscribed blackout period, will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section (Section VIII) of the Policy. Please see the Personal Securities Transactions section (Section V) of this Policy for important definitions and information regarding pre-clearance and post-clearance of personal securities transactions.

Definitions - Blackout Periods

(a.) PMG managed account is an account for which Investment Advisors provides investment management services under its contract with Bank One Trust Company and its predecessors.

(b.) FIPMG managed account is a PMG account with fixed income securities only.

(c.) Equivalent security means any option to purchase or sell and any security convertible into or exchangeable for that security.

D. Ban on Short-Term Trading Profits

All employees are prohibited from profiting in the purchase and sale, or the sale and purchase of the same (or equivalent) securities on an account level basis within sixty (60) calendar days. Any personal trades executed within the banned period will be considered a violation of the Policy and subject to the sanctions contained within the

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Penalties section of the Policy. This prohibition does not apply to: 1)
Transactions in exempted securities; 2) transactions in registered investment companies; 3) transactions in Bank One Corporation stock (ONE); 4) incentive compensation stock option transactions; 5) transactions which do not result in a gain; and, 6) sale transactions for which an employee can provide acceptable documentation from their broker that the shares sold by the account have been held in the account for at least 61 days (e.g. original acquisition date of the shares sold listed on the confirmation, copy of the brokerage firm policy for selecting shares for a partial sale, etc.).

E. Gifts

All employees must follow the guidelines of the Bank One Corporation Code of Conduct, incorporated herein by reference, when receiving any gift or other thing of value.

F. Service as a Director

All employees must follow the guidelines of the Bank One Corporation Code of Conduct, incorporated herein by reference, regarding their ability to serve as a corporate director.

G. Internal Research Reports

Trading in an employee account is prohibited for 48 hours (two (2) trading days) after a research report regarding a particular security is distributed. Trading of a security in an employee account is also not permitted for 48 hours (two (2) trading days) after the addition or deletion of the security to or from an Approved List (including the Approved, Research and Master Lists) or Model Portfolio. In addition, trading in a security in an employee account is prohibited for 48 hours (two (2) trading days) after a coding change of that security on an Approved List (including the Approved, Research and Master Lists). No employee is permitted to trade securities in a manner contrary to recommendations by Investment Advisors without written permission from a Compliance Manager.

H. Bank One Securities

The Bank One Corporation Code of Conduct (Section 4 and 8.2) states:

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You may not buy or sell Bank One securities if you possess inside information about Bank One or its securities.

    All employees must adhere to the additional rules in the Bank One Corporation Code of Conduct, incorporated herein by reference, with regard to all personal transactions in Bank One stock. Included in those rules, all employees are prohibited from selling Bank One stock which they do not own ("selling short") and purchasing or selling options on shares of Bank One stock (except for the exercise of stock options granted under a Bank One incentive compensation or similar Bank One plan). This prohibition also applies to a Bank One announced acquisition target, a Bank One supplier or candidate for entering into a joint venture or other significant business relationship with Bank One.

I. Investment Clubs

All employees of Investment Advisors are prohibited from participating in an investment club.

V. Personal Securities Transactions

A. Pre-clearance

1. All employees, which for purposes of this Policy includes the employee's spouse and immediate family members living in the same household as the employee, are required to preclear all securities transactions (both buys and sells) in which the employee has, or by reason of the transaction acquires, any direct or indirect beneficial ownership, with the Chief Investment Officer of Equity Securities, or in their absence the Manager of the Equity Trading Desk (or some other designee), for all transactions in equity securities and the Chief Investment Officer of Fixed Income Securities, or in their absence the Managing Director of Fixed Income Risk Management/Research for all transactions in fixed income securities; or, the Managing Director of the Fixed Income Taxable Bond Team (or some other designee) for taxable bond securities transactions or the Managing Director of Fixed Income Tax-Exempt Bond Team (or some other designee) for tax-exempt securities transactions. Those individuals listed above must receive preclearance from the Senior Compliance Director.

2. Preclearance is good only for the business day on which it is granted and for

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the following business day. For example, if the employee received clearance to trade a security on Monday, the employee may trade that security on Monday or Tuesday. If the employee decides they do not want to place the trade on Monday or Tuesday and want to place the trade on Wednesday instead, the employee must obtain new preclearance for Wednesday. Trades placed on the second business day of the preclearance window must be executed during trading hours. Employees must obtain a separate preclearance for each buy and sell transaction.

3. The employee may receive preclearance orally from one of the above-referenced individuals (or other designee) which must then be followed up in writing by the individual granting preclearance (or other designee) within 24 hours after clearance is granted. A copy of the preclearance approval must be sent to the employee as well as to the Chief Compliance Officer. Any trade for which a preclearance approval in writing is not received will be considered a violation of this Personal Trading Policy.

4. It is not necessary to receive preclearance for the following securities: (1) exempted securities; (2) shares of registered investment companies; and, (3) ONE.

B. Post-clearance

1. In addition to pre-clearance, all fixed income and equity mutual fund team members, including portfolio managers, research analysts, and traders; the Portfolio Management Systems Group (PMSG); all portfolio managers and portfolio specialists in PMG; all traders, trading assistants, and portfolio managers in FIPMG trading fixed income securities in their personal accounts; and, all MEP portfolio managers, strategic portfolio associates and implementation specialists are required to post-clear all personal securities transactions (both buys and sells) on the 8th calendar day following the date of the trade. Failure to post-clear a trade on the 8th calendar day following the date of the trade will be considered a breach of the Policy and subject to the sanctions contained within the Penalties section of the Policy.

2. If a trade (buy or sell) has been executed in a fixed income mutual fund, investment trust portfolio or composite account which the fixed income employee's team manages or if a trade (buy or sell) has been executed by an equity mutual fund, investment trust portfolio or composite account managed by any one of the equity mutual fund teams, within the 7 (seven) calendar days following the date of

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the equity or PMSG employee's trade, the following action must be taken by the employee:

a. If the trade is part of a program trade (Program Trade):

i. If the employee is designated as "Level 2", the employee must reverse the non-qualifying trade, after obtaining the necessary preclearance, and disgorge any profit, to a charity of their choice, within 10 (ten) business days of notification. The employee must provide a copy of the letter to the charity and the check made payable to the charity for the amount of the disgorgement to the Compliance Department. In addition, the employee must provide a copy of the canceled check once it is available. After the third non-qualifying trade, the employee will be restricted to trading in exempted securities and registered investment companies for a period of 6 (six) months. If an employee is restricted from trading 3 (three) times, the employee will then be restricted to only trading in exempted securities and registered investment companies for the remainder of their tenure at Investment Advisors.

ii. If the employee is designated as "Level 3", the employee must reverse the non-qualifying trade, after obtaining the necessary preclearance, and pay a penalty of 25% of the market value of the original transaction within 10 business days of notification. The penalty shall be paid to a charity that the employee chooses. The employee must provide a copy of a letter and check made payable to the charity for the amount of the penalty to the Compliance Department. In addition, the employee must provide a copy of the canceled check once it is available. After the second non-qualifying trade, the employee will be restricted to trading in exempted securities and registered investment companies for a period of 6 (six) months. If an employee is restricted from trading 2 (two) times, the employee will then be restricted to only trading in exempted securities and registered investment companies for the remainder of their tenure at Investment Advisors.

b. If the trade is not a Program Trade (Non-Program Trade) this will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section of the Policy.

3. If a trade (buy or sell) has been executed in any PMG managed account within the 7 (seven) calendar days following the date of a trade by a PMG portfolio manager or portfolio specialist, the employee will be required to take the action corresponding

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to that employee's designation as either a Level 2 or Level 3 employee as set forth above in subparagraph 2 (a) (i) and (ii). The Managing Director of Portfolio Management Group assigns the level designation for PMG. Please refer to paragraph 6 below for definitions.

4. If a fixed income trade (buy or sell) has been executed in any FIPMG managed account within the 7 (seven) calendar days following the date of an FIPMG portfolio manager, trader, or trading assistant, the employee will be required to take the action corresponding to that employee's designation as either a Level 2 or Level 3 employee as set forth above in subparagraph 2 (a) (i) and
(ii). The Managing Director of FIPMG assigns the level designation for FIPMG. Please refer to paragraph 6 below for definitions.

5. If a trade (buy or sell) has been executed in any MEP within the 7 (seven) calendar days following the date of any MEP portfolio managers, strategic portfolio associates or implementation specialists, the employee will be required to take the action corresponding to that employee's designation as either a Level 2 or Level 3 employee as set forth above in subparagraphs 2 (a)
(i) and (ii). The Managing Director of the Diversified Strategies Team assigns the level designation for the MEP portfolio managers, strategic portfolio associates and implementation specialists. Please refer to paragraph 6 below for definitions.

6. Definitions - Post-clearance

a. Program Trade is defined as: (i) cash being added to an account which causes securities to be bought in a manner that maintains the account's existing allocation or (ii) cash being withdrawn from an account which causes securities to be sold in a manner that maintains the account's current securities allocation.

b. Non-Program Trade is defined as: any trade that is not a Program Trade as defined above.

c. "Level 2" designation is an employee of Investment Advisors who is a member of a mutual fund team, PMG, FIPMG or MEP team but does not authorize trades.

d. "Level 3" designation is an employee of Investment Advisors who is a member of a mutual fund team, PMG, FIPMG or MEP team and who does authorize trades.

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e. Authorize Trades is defined as the authority to place the trade and the responsibility for its generation.

4. The designation of Level 2 and Level 3 employees is the responsibility of the Chief Investment Officer of Equity Securities and the Chief Investment Officer of Fixed Income Securities except for PMG, FIMPG and MEP team members, whose levels are assigned by the respective Managing Directors. The initial reporting of these designations must be made to the Preclearance Group and the Compliance Department upon the effective date of this policy. In addition, it will be their responsibility to notify the Compliance Department and the Preclearance Group of any changes in designations immediately upon their effectiveness. Failure to provide the Preclearance Group and the Compliance Department of any changes in Level designations may have adverse consequences on an employee's personal trading.

VI. Disclosure and Reporting Requirements

A. Records of Securities Transactions

All employees are required to direct, in writing with a copy to the Senior Compliance Director, their brokers to provide the Senior Compliance Director with duplicate copies of confirmations of all reportable personal securities transactions and copies of all statements for all securities accounts that hold covered securities. Reportable transactions do not include transactions in exempted securities.

B. Disclosure of Personal Holdings and Accounts

All employees are required to disclose all personal securities holdings of covered securities and all accounts which hold any security, including accounts that hold exempted securities, in writing to the Senior Compliance Director upon commencement of employment and thereafter on an annual basis. Reports must be received within ten (10) calendar days of employment and within ten (10) calendar days of each year-end (i.e., January 10).

C. Certification of Compliance with the Personal Trading Policy

All employees are required to certify upon commencement of employment and annually in writing to the Senior Compliance Director that they have read and understand the Personal Trading Policy. Each employee must further certify that

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they have complied with the requirements of the Personal Trading Policy and that they have disclosed or reported all personal securities transactions and accounts required to be disclosed or reported.

VII. Compliance Procedures

In order to provide information to determine with reasonable assurance whether all employees are observing the provisions of the Personal Trading Policy:

A. The Senior Compliance Director shall notify each employee of the reporting requirements of the Personal Trading Policy and deliver a copy of the Policy to each employee. A notice will be sent to employees via electronic mail when there are changes to the Policy. Changes to the Policy will be made on the Intranet. Employees who do not have access to the Intranet must contact the Compliance Department.

B. Each employee and director to whom this policy applies must submit to the Senior Compliance Director on an annual basis, an Annual Certification of Compliance with the Personal Trading Policy as prescribed in the attached Exhibit A. The annual certification must be filed with the Senior Compliance Director within ten (10) calendar days after year-end.

C. Each employee and director to whom this policy applies must submit to the Senior Compliance Director upon commencement of employment and thereafter on an annual basis, reports in the form prescribed in the attached Exhibit B, Personal Securities Holdings and Accounts. The annual report must be filed with the Senior Compliance Director within ten (10) calendar days after year-end.

D. Each employee and director, to whom this policy applies, must submit to the Senior Compliance Director on a quarterly basis, reports in the form prescribed in the attached Exhibit C, Personal Securities Transactions and Accounts. The quarterly report must be filed with the Senior Compliance Director within ten
(10) calendar days after each quarter-end. If an employee is on an approved leave of absence (i.e.: military, maternity, etc.) over a quarter end, the Senior Compliance Director may waive the requirement of quarterly reporting for the employee. Circumstances that will be considered in granting a reporting waiver include: past trading history, current brokerage arrangements and any other relevant factors.

E. The individual granting the preclearance must document decisions regarding

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the preclearance of all reportable personal securities transactions in writing.
The written preclearance authorization must document that the trade does not violate any terms of the Personal Trading Policy.

F. The Compliance Department will review all trades for violations of the ban on short-term trading profits.

G. All employees are required to direct, in writing with a copy to the Senior Compliance Director, their brokers to provide the Senior Compliance Director with duplicate copies of confirmations of all reportable personal securities transactions and copies of all statements for all securities accounts that hold covered securities. The Compliance Department will verify on a quarterly basis that all statements for accounts reported are received.

H. The Personal Trading Violations Committee, made up of senior management of the firm, will review each violation of the Policy that has occurred. Quarterly, the Senior Compliance Director must report, to Senior Management of Investment Advisors, to Investment Advisors' Board of Directors and to the Trustees of One Group the results of each quarterly review of employee personal trading files, status of the quarterly report of securities transactions and the annual report of holdings, all violations of the Policy, the results of the Committee meetings and all exceptions.

I. The Personal Trading Policy, a copy of each Personal Securities Holdings and Accounts Report and Personal Securities Transactions and Accounts Report, any written report prepared by the Senior Compliance Director and lists of all persons required to make reports will be preserved by the Senior Compliance Director for the period required by the Investment Company Act of 1940 and The Investment Advisers Act of 1940.

VIII. Penalties for Violations of the Policy

The following sanctions will be imposed for violations of the Policy:

A. Personal Security Transaction Violations

1. Employees will be required to break or unwind the transaction (e.g. if the trade is a buy, the employee must sell the security or if the trade is a sell, the employee must buy back the security) and pay a penalty of 25% of the market value of the

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transaction. The penalty will be paid to a charity that the employee chooses.
The employee must provide a copy of a letter and check made payable to the charity for the amount of the penalty to the Compliance Department. In addition, the employee must provide a copy of the canceled check once it is available.

2. This penalty will be imposed for failure to preclear a Transaction, failure to post-clear a Transaction on the 8th calendar day following the date of a personal trade (if required), violations of the Same Day Blackout Period, violation of the Seven Day Blackout Period for Non-Program Trades, and violations of the Ban on Short-Term Trading Profits.

3. Non-investment employees of Investment Advisors will be granted one "grace trade" exception from the penalty section of the Policy. A "grace trade" exception is a violation of the Policy; however, the sanctions in the Policy will not be imposed. A second violation will result in the sanctions being imposed.

4. This exception will not be granted to employees of Investment Advisors who are investment personnel (i.e., all employees, except for support staff, of any division of the Fixed Income Department or Equity Department, or the Portfolio Management Group (PMG)). Any violation of this Policy will result in the sanctions being imposed.

5. A third violation by any employee of Investment Advisors of this Policy will result in termination.

B. Failure to Provide Brokerage Statements for Reportable Accounts

Each employee will be required to pay a $100.00 fine for every missing brokerage statement for a reportable account. Missing statements will be identified during quarterly reviews of all personal trading files. The fine will be paid to a charity chosen by the employee. The employee must provide to the Compliance Department a copy of a letter and check made payable to the charity for the amount of the penalty. In addition, the employee must provide a copy of the cancelled check once it is available. This fine may be waived, at the discretion of the Senior Compliance Director, if it is determined that the employee was not responsible for non-receipt of account statement(s).

C. Failure to Disclose a Reportable Brokerage Account Opened During the Calendar Year

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Any employee who opens a new brokerage account and fails to report the new brokerage account on Exhibit C at the end of the quarter in which the account was opened will be required to pay a $100.00 fine. The fine will be paid to a charity chosen by the employee. The employee must provide to the Compliance Department a copy of a letter and check made payable to the charity for the amount of the penalty. In addition, the employee must provide a copy of the cancelled check once it is available.

D. Failure to Disclose a Reportable Brokerage Account

Any employee who fails to disclose a reportable brokerage account either on the Brokerage Account Information Form (at the time of employment or at the time of the annual renewal) or on Exhibit C (quarterly), will be required to pay a $100.00 fine for the first identified account which was not reported. The fine will be paid to a charity chosen by the employee. The employee must provide to the Compliance Department a copy of a letter and check made payable to the charity for the amount of the penalty, In addition, the employee must provide a copy of the cancelled check once it is available.

Any subsequent violations of this section of the policy could, at the discretion of Senior Management, result in termination.

IX. Married Couples of Investment Advisors

This section addresses the requirements for married couples who are both employees of Investment Advisors.

A. Commencement of Employment & Initial Reporting

Upon commencement of employment with BOIA, all employees must complete the initial certifications, disclosures and reporting requirements under this policy as an individual, regardless of whether the information requested has been previously reported.

B. Brokerage Account Information Form

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When completing the Brokerage Account Information Form, the employee must report all accounts, which are required to be reported under the policy, even if an account is already being reported by the spouse. For joint accounts, the employee should indicate which spouse would be the primary contact. The person who is listed as the primary contact for each account is responsible for ensuring that duplicate statements and confirmations are provided to the Compliance Department by the broker.

C. Quarterly reporting

Both spouses must sign and date the Personal Securities Transaction and Accounts Report (Exhibit C). All documentation required of either spouse may be submitted in one package for both.

D. Annual Reporting

Annually, each spouse must sign and submit a separate Exhibit A certifying that each employee has read and will abide by the terms of the BOIA Personal Trading Policy.

The annual Personal Securities Holdings and Accounts Disclosure (Exhibit B) and the Brokerage Account Information Form may be filled out jointly and must be signed by both spouses. For all brokerage accounts, the employees must indicate which spouse is the primary contact for purposes of this Policy.

E. Preclearance & Trading

Spouses that are listed as the primary contact for accounts noted on the Brokerage Account Information Form will be looked to for compliance with this section of the policy.

F. Standard of Care

The highest standard of care with respect to this policy of either spouse shall be the standard of care required by both spouses. For example, if one spouse is a money manger and the other spouse is in marketing, both spouses will be held to the standard of care required of a money manager. This common standard of care also includes trading restrictions and penalties. Using the above example, normally an employee of the marketing department would be eligible for a first time "Oops" violation. However, if they are a spouse of an employee that is not eligible for an "Oops" violation, they are likewise not eligible.

G. Violations & Penalties

If there is found to be a violation of any portion of this policy in any reportable account(s), the violation will be counted against BOTH spouses. However, any monetary penalty associated with any violation will be enforced only against the spouse listed as the primary contact on the account in which it occurred. Please be advised that multiple violations that would constitute termination of employment under this Policy may result in BOTH spouses being terminated.



Policies and Procedures
4.05 Personal Trading
Revised 01/01/03

I. General Principles

It is the policy of Banc One Investment Advisors Corporation ("Investment Advisors") that all employees must (1) at all times place the interest of the accounts which are managed by Investment Advisors first; (2) conduct all personal securities transactions in a manner that is consistent with the Personal Trading Policy of Investment Advisors and the individual employee's position of trust and responsibility; and (3) adhere to the fundamental standard that Investment Advisors employees must not take inappropriate advantage of their position.

Trading while in possession of material, non-public information, which may or may not be obtained through Investment Advisors analyst's research function is prohibited. The disclosure of any such material, non-public information to any person is also prohibited.

This Personal Trading Policy does not attempt to identify all possible conflicts of interest, and literal compliance with each of its specific provisions will not shield Investment Advisor personnel from liability for personal trading or other conduct that violates the employee's fiduciary duty to clients and/or Fund shareholders.

II. Governing Standards

This Personal Trading Policy is designed to comply with Rule 17j-1 of the Investment Company Act of 1940, Rule 204-2(a)(12) of the Investment Advisers Act of 1940 and the Investment Company Institute's ("ICI") Guidelines on Personal Investing issued in 1994.

This Personal Trading Policy, unless otherwise specifically stated, shall apply to all employees of Investment Advisors. This policy will also apply to members of the Board of Directors of Investment Advisors. This Personal Trading Policy will apply to an employee of Investment Advisors who is also an Executive Officer of Bank One Corporation and who is deemed to be a Sensitive Employee under Bank One Corporation's Corporate Insider Trading Policy. However, compliance with Bank One Corporation's Corporate Insider Trading Policy shall be deemed to constitute compliance with this Personal Trading Policy to the extent that compliance with, and reporting under, the Corporate Insider Trading Policy satisfies the compliance and reporting requirements of this Personal Trading Policy. In addition, this policy will apply to any other employee of Banc One Corporation and its affiliates who is deemed to be under Rule 204-2(a)(12)(iii)(A) of the Investment Advisers Act an "investment adviser representative" of Banc One Investment Advisors Corporation.

III. Definitions

A. Beneficial ownership of a security is determined in the following manner: an employee should consider themselves the beneficial owner of securities held by their spouse, their minor children, another person who is a member of their immediate family who shares their home or other persons if by reason of any contact, understanding, relationship agreement or other arrangement they obtain such ownership. The employee should also consider themselves the beneficial owner of securities if they can invest or revest title in themselves now or in the future.

B. Both the Investment Company Act of 1940 and the Investment Advisers Act of 1940 define a security as: any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security, (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing.

C. Covered Security means a security (as defined above) except that it does not include exempted securities. (as defined below).

D. Exempted Securities include:

i. direct obligations of the Government of the United States
ii. banker's acceptance, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements
iii. shares issued by open-end registered investment companies
iv. municipal fund securities issued pursuant to a state sponsored qualified tuition plan.

E. Registered Investment Companies that are not open-end are covered securities. Registered Investment Companies that are not open-end include: closed-end mutual funds, Unit Investment Trusts (UITs), HLDRS, and Exchange Traded Funds such as QQQ, Diamonds, Spiders, etc.

F. Any questions regarding these definitions should be directed to the Compliance Department.

IV. Restrictions on Personal Trading Activities

A. Initial Public Offerings

All employees of Investment Advisors are prohibited from acquiring any security in an initial public offering. There are three (3) exceptions. They are: 1) mutual savings bank conversions where an employee maintains an account with the converting savings bank; 2) insurance company offering where an employee is a policy holder of the insurance company; and, 3) an offering that is made to an employee's spouse by the spouse's employer. In all cases, the employee must provide documentation of the offering.

B. Private Placements

All employees must, when purchasing securities in a private placement:

a. obtain the prior written approval of Investment Advisors Corporate Legal Counsel prior to obtaining pre-clearance, and

b. disclose the investment, in writing, when they are involved in any subsequent decision to invest in the issuer on behalf of an account (i.e., mutual fund, clones, common/collective funds, personal trust and institutional accounts) which they manage and refer the decision to purchase securities of the issuer for the account to the Chief Investment Officer of Equity Securities or of Fixed Income Securities. A copy of the written disclosure must be provided to the appropriate Chief Investment Officer listed above in order for the appropriate Chief Investment Officer to make a decision on the purchase of the securities.

C. Blackout Periods

1. Same Day

All employees are prohibited from executing a securities transaction (buy or sell) on a day when a mutual fund, investment trust portfolio or composite account of the mutual fund (i.e., separately managed institutional accounts in the same style composite as the mutual fund or common/collective trust funds) has a pending "buy" or "sell" order in the same or equivalent security until that mutual fund, investment trust portfolio or composite account order is executed or withdrawn. An exception will be granted for trades pending ONLY in one of the following funds: Equity Index, Market Expansion Index, International Equity Index or the Investment Trust Equity Index. For purposes of this policy, "equivalent security" means any option to purchase or sell and any security convertible into or exchangeable for that security.

In addition to the foregoing, the following employees are subject to further restrictions for purposes of applying the same day blackout period:

(d.) all Portfolio Management Group (PMG) portfolio managers and portfolio specialists are prohibited from executing a securities transaction (buy or sell) on a day when any PMG managed account has a pending "buy" or "sell" order in the same or equivalent security until that PMG managed account order is executed or withdrawn;

(e.) all Fixed Income Portfolio Management Group (FIPMG) portfolio managers, traders, and trading assistants are prohibited from executing a fixed income securities transaction (buy or sell) on a day when any FIPMG managed account has a pending "buy" or "sell" order in the same or equivalent security until that FIPMG managed account order is executed or withdrawn;

(f.) all Managed Equity Portfolio (MEP) portfolio managers, strategic portfolio associates and implementation specialists are prohibited from executing a securities transaction (buy or sell) on a day when any MEP has a pending "buy" or "sell" order in the same or equivalent security until that MEP order is executed or withdrawn;

Any personal trades executed within the proscribed blackout periods will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section of the Policy.

2. Seven Day

All fixed income mutual fund team members including portfolio managers, research analysts and traders, are prohibited from buying or selling a security within at least seven (7) calendar days before and after the mutual fund, investment trust portfolio or composite account (i.e., separately managed institutional accounts in the same style composite as the mutual fund or common/collective trust funds) that their team manages trades in the same or equivalent security. For purposes of this policy, "equivalent security" means any option to purchase or sell and any security convertible into or exchangeable for that security.

All equity mutual fund team members, including portfolio managers, research analysts, traders and the Portfolio Management Systems Group are prohibited from buying or selling a security within at least seven (7) calendar days before and after the mutual fund, investment trust portfolio or composite account (i.e., separately managed institutional account in the same style composite as the mutual fund or common/collective trust funds) that any equity mutual fund team manages trades in the same or equivalent security.

Any personal trades executed by any fixed income or equity employee listed above in the preceding 2 paragraphs above, within the proscribed blackout period, will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section (Section VIII) of the Policy unless the trade by the mutual fund, investment trust portfolio or composite account is a program trade or unless the trade is pending ONLY in one of the following equity funds:
Equity Index, Market Expansion Index, International Equity Index or the Investment Trust Equity Index. Please see the Personal Securities Transactions section (Section V) of this Policy for important definitions and information regarding pre-clearance and post-clearance of personal securities transactions.

All PMG portfolio managers and portfolio specialists are prohibited from buying or selling a security within at least seven (7) calendar days before and after that same or equivalent security is traded by any other portfolio manager or portfolio specialist in PMG in a PMG managed account.

All FIPMG portfolio managers, traders and trading assistants are prohibited from buying or selling a fixed income security within at least seven (7) calendar days before and after that same or equivalent security is traded in an FIPMG managed account.

All MEP portfolio managers, strategic portfolio associates and implementation specialists are prohibited from buying or selling a security within at least seven (7) calendar days before and after that same or equivalent security is traded by any MEP.

Any personal trades executed by the PMG, FIPMG or MEP employees identified in the 3 preceding paragraphs, within the proscribed blackout period, will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section (Section VIII) of the Policy. Please see the Personal Securities Transactions section (Section V) of this Policy for important definitions and information regarding pre-clearance and post-clearance of personal securities transactions.

Definitions - Blackout Periods

(a.) PMG managed account is an account for which Investment Advisors provides investment management services under its contract with Bank One Trust Company and its predecessors.

(b.) FIPMG managed account is a PMG account with fixed income securities only.

(c.) Equivalent security means any option to purchase or sell and any security convertible into or exchangeable for that security.

D. Ban on Short-Term Trading Profits

All employees are prohibited from profiting in the purchase and sale, or the sale and purchase of the same (or equivalent) securities on an account level basis within sixty (60) calendar days. Any personal trades executed within the banned period will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section of the Policy. This prohibition does not apply to: 1) Transactions in exempted securities; 2) transactions in registered investment companies; 3) transactions in Bank One Corporation stock
(ONE); 4) incentive compensation stock option transactions; 5) transactions which do not result in a gain; and, 6) sale transactions for which an employee can provide acceptable documentation from their broker that the shares sold by the account have been held in the account for at least 61 days (e.g. original acquisition date of the shares sold listed on the confirmation, copy of the brokerage firm policy for selecting shares for a partial sale, etc.).

E. Gifts

All employees must follow the guidelines of the Bank One Corporation Code of Conduct, incorporated herein by reference, when receiving any gift or other thing of value.

F. Service as a Director

All employees must follow the guidelines of the Bank One Corporation Code of Conduct, incorporated herein by reference, regarding their ability to serve as a corporate director.

G. Internal Research Reports

Trading in an employee account is prohibited for 48 hours (two (2) trading days) after a research report regarding a particular security is distributed. Trading of a security in an employee account is also not permitted for 48 hours (two (2) trading days) after the addition or deletion of the security to or from an Approved List (including the Approved, Research and Master Lists) or Model Portfolio. In addition, trading in a security in an employee account is prohibited for 48 hours (two (2) trading days) after a coding change of that security on an Approved List (including the Approved, Research and Master Lists). No employee is permitted to trade securities in a manner contrary to recommendations by Investment Advisors without written permission from a Compliance Manager.

H. Bank One Securities

The Bank One Corporation Code of Conduct (Section 4 and 8.2) states:

You may not buy or sell Bank One securities if you possess inside information about Bank One or its securities.

    All employees must adhere to the additional rules in the Bank One Corporation Code of Conduct, incorporated herein by reference, with regard to all personal transactions in Bank One stock. Included in those rules, all employees are prohibited from selling Bank One stock which they do not own ("selling short") and purchasing or selling options on shares of Bank One stock (except for the exercise of stock options granted under a Bank One incentive compensation or similar Bank One plan). This prohibition also applies to a Bank One announced acquisition target, a Bank One supplier or candidate for entering into a joint venture or other significant business relationship with Bank One.

I. Investment Clubs

All employees of Investment Advisors are prohibited from participating in an investment club.

V. Personal Securities Transactions

A. Pre-clearance

1. All employees, which for purposes of this Policy includes the employee's spouse and immediate family members living in the same household as the employee, are required to preclear all securities transactions (both buys and sells) in which the employee has, or by reason of the transaction acquires, any direct or indirect beneficial ownership, with the Chief Investment Officer of Equity Securities, or in their absence the Manager of the Equity Trading Desk (or some other designee), for all transactions in equity securities and the Chief Investment Officer of Fixed Income Securities, or in their absence the Managing Director of Fixed Income Risk Management/Research for all transactions in fixed income securities; or, the Managing Director of the Fixed Income Taxable Bond Team (or some other designee) for taxable bond securities transactions or the Managing Director of Fixed Income Tax-Exempt Bond Team (or some other designee) for tax-exempt securities transactions. Those individuals listed above must receive preclearance from the Senior Compliance Director.

2. Preclearance is good only for the business day on which it is granted and for the following business day. For example, if the employee received clearance to trade a security on Monday, the employee may trade that security on Monday or Tuesday. If the employee decides they do not want to place the trade on Monday or Tuesday and want to place the trade on Wednesday instead, the employee must obtain new preclearance for Wednesday. Trades placed on the second business day of the preclearance window must be executed during trading hours. Employees must obtain a separate preclearance for each buy and sell transaction.

3. The employee may receive preclearance orally from one of the above-referenced individuals (or other designee) which must then be followed up in writing by the individual granting preclearance (or other designee) within 24 hours after clearance is granted. A copy of the preclearance approval must be sent to the employee as well as to the Chief Compliance Officer. Any trade for which a preclearance approval in writing is not received will be considered a violation of this Personal Trading Policy.

4. It is not necessary to receive preclearance for the following securities: (1) exempted securities; (2) shares of registered investment companies; and, (3) ONE.

B. Post-clearance

1. In addition to pre-clearance, all fixed income and equity mutual fund team members, including portfolio managers, research analysts, and traders; the Portfolio Management Systems Group (PMSG); all portfolio managers and portfolio specialists in PMG; all traders, trading assistants, and portfolio managers in FIPMG trading fixed income securities in their personal accounts; and, all MEP portfolio managers, strategic portfolio associates and implementation specialists are required to post-clear all personal securities transactions (both buys and sells) on the 8th calendar day following the date of the trade. Failure to post-clear a trade on the 8th calendar day following the date of the trade will be considered a breach of the Policy and subject to the sanctions contained within the Penalties section of the Policy.

2. If a trade (buy or sell) has been executed in a fixed income mutual fund, investment trust portfolio or composite account which the fixed income employee's team manages or if a trade (buy or sell) has been executed by an equity mutual fund, investment trust portfolio or composite account managed by any one of the equity mutual fund teams, within the 7 (seven) calendar days following the date of the equity or PMSG employee's trade, the following action must be taken by the employee:

a. If the trade is part of a program trade (Program Trade):

i. If the employee is designated as "Level 2", the employee must reverse the non-qualifying trade, after obtaining the necessary preclearance, and disgorge any profit, to a charity of their choice, within 10 (ten) business days of notification. The employee must provide a copy of the letter to the charity and the check made payable to the charity for the amount of the disgorgement to the Compliance Department. In addition, the employee must provide a copy of the canceled check once it is available. After the third non-qualifying trade, the employee will be restricted to trading in exempted securities and registered investment companies for a period of 6 (six) months. If an employee is restricted from trading 3 (three) times, the employee will then be restricted to only trading in exempted securities and registered investment companies for the remainder of their tenure at Investment Advisors.

ii. If the employee is designated as "Level 3", the employee must reverse the non-qualifying trade, after obtaining the necessary preclearance, and pay a penalty of 25% of the market value of the original transaction within 10 business days of notification. The penalty shall be paid to a charity that the employee chooses. The employee must provide a copy of a letter and check made payable to the charity for the amount of the penalty to the Compliance Department. In addition, the employee must provide a copy of the canceled check once it is available. After the second non-qualifying trade, the employee will be restricted to trading in exempted securities and registered investment companies for a period of 6 (six) months. If an employee is restricted from trading 2 (two) times, the employee will then be restricted to only trading in exempted securities and registered investment companies for the remainder of their tenure at Investment Advisors.

b. If the trade is not a Program Trade (Non-Program Trade) this will be considered a violation of the Policy and subject to the sanctions contained within the Penalties section of the Policy.

3. If a trade (buy or sell) has been executed in any PMG managed account within the 7 (seven) calendar days following the date of a trade by a PMG portfolio manager or portfolio specialist, the employee will be required to take the action corresponding to that employee's designation as either a Level 2 or Level 3 employee as set forth above in subparagraph 2 (a) (i) and (ii). The Managing Director of Portfolio Management Group assigns the level designation for PMG. Please refer to paragraph 6 below for definitions.

4. If a fixed income trade (buy or sell) has been executed in any FIPMG managed account within the 7 (seven) calendar days following the date of an FIPMG portfolio manager, trader, or trading assistant, the employee will be required to take the action corresponding to that employee's designation as either a Level 2 or Level 3 employee as set forth above in subparagraph 2 (a) (i) and
(ii). The Managing Director of FIPMG assigns the level designation for FIPMG. Please refer to paragraph 6 below for definitions.

5. If a trade (buy or sell) has been executed in any MEP within the 7 (seven) calendar days following the date of any MEP portfolio managers, strategic portfolio associates or implementation specialists, the employee will be required to take the action corresponding to that employee's designation as either a Level 2 or Level 3 employee as set forth above in subparagraphs 2 (a)
(i) and (ii). The Managing Director of the Diversified Strategies Team assigns the level designation for the MEP portfolio managers, strategic portfolio associates and implementation specialists. Please refer to paragraph 6 below for definitions.

6. Definitions - Post-clearance

a. Program Trade is defined as: (i) cash being added to an account which causes securities to be bought in a manner that maintains the account's existing allocation or (ii) cash being withdrawn from an account which causes securities to be sold in a manner that maintains the account's current securities allocation.

b. Non-Program Trade is defined as: any trade that is not a Program Trade as defined above.

c. "Level 2" designation is an employee of Investment Advisors who is a member of a mutual fund team, PMG, FIPMG or MEP team but does not authorize trades.

d. "Level 3" designation is an employee of Investment Advisors who is a member of a mutual fund team, PMG, FIPMG or MEP team and who does authorize trades.

e. Authorize Trades is defined as the authority to place the trade and the responsibility for its generation.

4. The designation of Level 2 and Level 3 employees is the responsibility of the Chief Investment Officer of Equity Securities and the Chief Investment Officer of Fixed Income Securities except for PMG, FIMPG and MEP team members, whose levels are assigned by the respective Managing Directors. The initial reporting of these designations must be made to the Preclearance Group and the Compliance Department upon the effective date of this policy. In addition, it will be their responsibility to notify the Compliance Department and the Preclearance Group of any changes in designations immediately upon their effectiveness. Failure to provide the Preclearance Group and the Compliance Department of any changes in Level designations may have adverse consequences on an employee's personal trading.

VI. Disclosure and Reporting Requirements

A. Records of Securities Transactions

All employees are required to direct, in writing with a copy to the Senior Compliance Director, their brokers to provide the Senior Compliance Director with duplicate copies of confirmations of all reportable personal securities transactions and copies of all statements for all securities accounts that hold covered securities. Reportable transactions do not include transactions in exempted securities.

B. Disclosure of Personal Holdings and Accounts

All employees are required to disclose all personal securities holdings of covered securities and all accounts which hold any security, including accounts that hold exempted securities, in writing to the Senior Compliance Director upon commencement of employment and thereafter on an annual basis. Reports must be received within ten (10) calendar days of employment and within ten (10) calendar days of each year-end (i.e., January 10).

C. Certification of Compliance with the Personal Trading Policy

All employees are required to certify upon commencement of employment and annually in writing to the Senior Compliance Director that they have read and understand the Personal Trading Policy. Each employee must further certify that they have complied with the requirements of the Personal Trading Policy and that they have disclosed or reported all personal securities transactions and accounts required to be disclosed or reported.

VII. Compliance Procedures

In order to provide information to determine with reasonable assurance whether all employees are observing the provisions of the Personal Trading Policy:

A. The Senior Compliance Director shall notify each employee of the reporting requirements of the Personal Trading Policy and deliver a copy of the Policy to each employee. A notice will be sent to employees via electronic mail when there are changes to the Policy. Changes to the Policy will be made on the Intranet. Employees who do not have access to the Intranet must contact the Compliance Department.

B. Each employee and director to whom this policy applies must submit to the Senior Compliance Director on an annual basis, an Annual Certification of Compliance with the Personal Trading Policy as prescribed in the attached Exhibit A. The annual certification must be filed with the Senior Compliance Director within ten (10) calendar days after year-end.

C. Each employee and director to whom this policy applies must submit to the Senior Compliance Director upon commencement of employment and thereafter on an annual basis, reports in the form prescribed in the attached Exhibit B, Personal Securities Holdings and Accounts. The annual report must be filed with the Senior Compliance Director within ten (10) calendar days after year-end.

D. Each employee and director, to whom this policy applies, must submit to the Senior Compliance Director on a quarterly basis, reports in the form prescribed in the attached Exhibit C, Personal Securities Transactions and Accounts. The quarterly report must be filed with the Senior Compliance Director within ten
(10) calendar days after each quarter-end. If an employee is on an approved leave of absence (i.e.: military, maternity, etc.) over a quarter end, the Senior Compliance Director may waive the requirement of quarterly reporting for the employee. Circumstances that will be considered in granting a reporting waiver include: past trading history, current brokerage arrangements and any other relevant factors.

E. The individual granting the preclearance must document decisions regarding the preclearance of all reportable personal securities transactions in writing. The written preclearance authorization must document that the trade does not violate any terms of the Personal Trading Policy.

F. The Compliance Department will review all trades for violations of the ban on short-term trading profits.

G. All employees are required to direct, in writing with a copy to the Senior Compliance Director, their brokers to provide the Senior Compliance Director with duplicate copies of confirmations of all reportable personal securities transactions and copies of all statements for all securities accounts that hold covered securities. The Compliance Department will verify on a quarterly basis that all statements for accounts reported are received.

H. The Personal Trading Violations Committee, made up of senior management of the firm, will review each violation of the Policy that has occurred. Quarterly, the Senior Compliance Director must report, to Senior Management of Investment Advisors, to Investment Advisors' Board of Directors and to the Trustees of One Group the results of each quarterly review of employee personal trading files, status of the quarterly report of securities transactions and the annual report of holdings, all violations of the Policy, the results of the Committee meetings and all exceptions.

I. The Personal Trading Policy, a copy of each Personal Securities Holdings and Accounts Report and Personal Securities Transactions and Accounts Report, any written report prepared by the Senior Compliance Director and lists of all persons required to make reports will be preserved by the Senior Compliance Director for the period required by the Investment Company Act of 1940 and The Investment Advisers Act of 1940.

VIII. Penalties for Violations of the Policy

The following sanctions will be imposed for violations of the Policy:

A. Personal Security Transaction Violations

1. Employees will be required to break or unwind the transaction (e.g. if the trade is a buy, the employee must sell the security or if the trade is a sell, the employee must buy back the security) and pay a penalty of 25% of the market value of the transaction. The penalty will be paid to a charity that the employee chooses. The employee must provide a copy of a letter and check made payable to the charity for the amount of the penalty to the Compliance Department. In addition, the employee must provide a copy of the canceled check once it is available.

2. This penalty will be imposed for failure to preclear a Transaction, failure to post-clear a Transaction on the 8th calendar day following the date of a personal trade (if required), violations of the Same Day Blackout Period, violation of the Seven Day Blackout Period for Non-Program Trades, and violations of the Ban on Short-Term Trading Profits.

3. Non-investment employees of Investment Advisors will be granted one "grace trade" exception from the penalty section of the Policy. A "grace trade" exception is a violation of the Policy; however, the sanctions in the Policy will not be imposed. A second violation will result in the sanctions being imposed.

4. This exception will not be granted to employees of Investment Advisors who are investment personnel (i.e., all employees, except for support staff, of any division of the Fixed Income Department or Equity Department, or the Portfolio Management Group (PMG)). Any violation of this Policy will result in the sanctions being imposed.

5. A third violation by any employee of Investment Advisors of this Policy will result in termination.

B. Failure to Provide Brokerage Statements for Reportable Accounts

Each employee will be required to pay a $100.00 fine for every missing brokerage statement for a reportable account. Missing statements will be identified during quarterly reviews of all personal trading files. The fine will be paid to a charity chosen by the employee. The employee must provide to the Compliance Department a copy of a letter and check made payable to the charity for the amount of the penalty. In addition, the employee must provide a copy of the cancelled check once it is available. This fine may be waived, at the discretion of the Senior Compliance Director, if it is determined that the employee was not responsible for non-receipt of account statement(s).

C. Failure to Disclose a Reportable Brokerage Account Opened During the Calendar Year

Any employee who opens a new brokerage account and fails to report the new brokerage account on Exhibit C at the end of the quarter in which the account was opened will be required to pay a $100.00 fine. The fine will be paid to a charity chosen by the employee. The employee must provide to the Compliance Department a copy of a letter and check made payable to the charity for the amount of the penalty. In addition, the employee must provide a copy of the cancelled check once it is available.

D. Failure to Disclose a Reportable Brokerage Account

Any employee who fails to disclose a reportable brokerage account either on the Brokerage Account Information Form (at the time of employment or at the time of the annual renewal) or on Exhibit C (quarterly), will be required to pay a $100.00 fine for the first identified account which was not reported. The fine will be paid to a charity chosen by the employee. The employee must provide to the Compliance Department a copy of a letter and check made payable to the charity for the amount of the penalty, In addition, the employee must provide a copy of the cancelled check once it is available.

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Any subsequent violations of this section of the policy could, at the discretion of Senior Management, result in termination.

IX. Married Couples of Investment Advisors

This section addresses the requirements for married couples who are both employees of Investment Advisors.

A. Commencement of Employment & Initial Reporting

Upon commencement of employment with BOIA, all employees must complete the initial certifications, disclosures and reporting requirements under this policy as an individual, regardless of whether the information requested has been previously reported.

B. Brokerage Account Information Form

When completing the Brokerage Account Information Form, the employee must report all accounts, which are required to be reported under the policy, even if an account is already being reported by the spouse. For joint accounts, the employee should indicate which spouse would be the primary contact. The person who is listed as the primary contact for each account is responsible for ensuring that duplicate statements and confirmations are provided to the Compliance Department by the broker.

C. Quarterly reporting

Both spouses must sign and date the Personal Securities Transaction and Accounts Report (Exhibit C). All documentation required of either spouse may be submitted in one package for both.

D. Annual Reporting

Annually, each spouse must sign and submit a separate Exhibit A certifying that each employee has read and will abide by the terms of the BOIA Personal Trading Policy.

The annual Personal Securities Holdings and Accounts Disclosure (Exhibit B) and

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the Brokerage Account Information Form may be filled out jointly and must be signed by both spouses. For all brokerage accounts, the employees must indicate which spouse is the primary contact for purposes of this Policy.

E. Preclearance & Trading

Spouses that are listed as the primary contact for accounts noted on the Brokerage Account Information Form will be looked to for compliance with this section of the policy.

F. Standard of Care

The highest standard of care with respect to this policy of either spouse shall be the standard of care required by both spouses. For example, if one spouse is a money manger and the other spouse is in marketing, both spouses will be held to the standard of care required of a money manager. This common standard of care also includes trading restrictions and penalties. Using the above example, normally an employee of the marketing department would be eligible for a first time "Oops" violation. However, if they are a spouse of an employee that is not eligible for an "Oops" violation, they are likewise not eligible.

G. Violations & Penalties

If there is found to be a violation of any portion of this policy in any reportable account(s), the violation will be counted against BOTH spouses. However, any monetary penalty associated with any violation will be enforced only against the spouse listed as the primary contact on the account in which it occurred. Please be advised that multiple violations that would constitute termination of employment under this Policy may result in BOTH spouses being terminated.